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                          HOUSEHOLD INTERNATIONAL, INC.

                          16,000,000 DEPOSITARY SHARES
                  EACH REPRESENTING ONE-FORTIETH OF A SHARE OF
                 7.60% CUMULATIVE PREFERRED STOCK, SERIES 2002-A



                             Underwriting Agreement



                                 March 18, 2002


Salomon Smith Barney Inc.
UBS Warburg LLC
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Merrill Lynch, Pierce, Fenner
    & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
As Representatives of the Underwriters
c/o  Salomon Smith Barney Inc.
     390 Greenwich Street
     New York, New York 10013

Dear Sirs:

          Household International, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as Representatives, an aggregate of 16,000,000 Depositary Shares (the "Shares"), each representing one-fortieth of a share of 7.60% Cumulative Preferred Stock, Series 2002-A, with a stated value of $1,000 per share and a liquidation preference of $1,000 per share (the "Preferred Shares"), of the Company. The Preferred Shares will, when issued, be deposited by the Company against delivery of depositary receipts (the "Receipts") to be issued by Computershare Trust Company of New York, as depositary (the "Depositary"), under a deposit agreement (the "Deposit Agreement") to be dated as of March 18, 2002, among the Company, the Depositary and the holders from time to time of Receipts, which will evidence the Shares.

          1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-60510) relating to securities of the Company, including the Preferred Shares and the Shares, and the




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     offering thereof from time to time in accordance with Rule 415 under the
     Securities Act of 1933 (the "1933 Act") and has filed such amendments thereto as may have been required to the date hereof. Such registration statement, as amended, has been declared effective by the Commission, and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any prospectus subject to completion included in such registration statement or filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus related to the Preferred Shares and the Shares, in the form in which it has most recently been filed, or transmitted for filing with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the 1933 Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Preferred Shares and the Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the 1933 Act in accordance with
     Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus and in the Prospectus as amended or supplemented, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in

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     conformity with information furnished in writing to the Company by an
     Underwriter of Shares expressly for use in the Prospectus as amended or supplemented relating to the Preferred Shares and the Shares;

          (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereof (including the filing of any annual report on Form 10-K), at the time it became effective, did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, at the time the Registration Statement became effective did not, as amended or supplemented as of the date hereof does not, and as amended or supplemented at the Time of Delivery (as hereinafter defined) will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Shares expressly for use in the Prospectus as amended or supplemented relating to the Preferred Shares and the Shares;

          (d) The financial statements included in the Registration Statement and Prospectus present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement or Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a basis which is consistent in all material respects during the periods involved;

          (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its subsidiaries considered as one enterprise, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in or affecting the general affairs or management or the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise otherwise than as set forth or contemplated in the Prospectus;

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the

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     character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise;

          (g) Each subsidiary of the Company which is a "significant subsidiary" as defined in Rule 405 of Regulation C of the rules and regulations promulgated under the 1933 Act (a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable; and the capital stock of each such Significant Subsidiary owned by the Company, directly or through its subsidiaries, is owned free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

          (h) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent repurchases under the Company's stock repurchase program and subsequent issuances pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities referred to in the Prospectus); the Preferred Shares to be issued and sold by the Company to the Underwriters hereunder have been duly authorized for issuance and sale and when the Receipts evidencing the Shares representing interests in such Preferred Shares are issued and delivered against payment therefor as provided herein, such Preferred Shares will be validly issued and fully paid and non-assessable and will conform in all material respects to all statements relating thereto contained in the Prospectus; and all corporate action required to be taken for the authorization, issue and sale of the Shares has been validly and sufficiently taken and upon deposit of the Preferred Shares with the Depositary pursuant to the Deposit Agreement and the due execution by the Depositary of the Deposit Agreement and the Receipts, in accordance with the Deposit Agreement, such Shares will represent legal and valid interests in the Preferred Shares, and the Shares will conform in all material respects to the statements relating thereto contained in the Prospectus;

          (i) The issue and sale of the Preferred Shares and the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture,

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     mortgage, loan agreement, note, lease or other instrument to which the
     Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or, to the best of its knowledge, any law, administrative regulation or administrative or court decree; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act or state securities or Blue Sky laws;

          (j) The Company and its Significant Subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except such certificates, authorities or permits which are not material to such conduct of their business, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise;

          (k) There are no legal or governmental proceedings pending, other than those referred to in the Prospectus, to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than proceedings which are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

          (l) To the best of the Company's knowledge, Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the 1933 Act and the rules and regulations of the Commission thereunder.

          2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per Share of $24.2125 ($24.50 with respect to any Shares sold to certain institutions), the number of Shares set forth opposite the name of such Underwriter in Schedule I hereto.

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          3. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

          4. Receipts in temporary form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as UBS Warburg LLC may request upon at least forty-eight hours prior notice to the Company, shall be delivered by or on behalf of the Company to you, against payment by you of the purchase price therefor by wire transfer of Federal (same day) funds to the account specified by the Company to UBS Warburg LLC at least forty-eight hours in advance. The time and date of such delivery and payment shall be 9:00 a.m., Chicago time, on March 25, 2002, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery is herein called the "Time of Delivery." Such Receipts will be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of the Depository Trust Company or its designated custodian.

          5. The Company agrees with each of the Underwriters:

          (a) To prepare the Prospectus as amended or supplemented relating to the Preferred Shares and the Shares in a form approved by you and to transmit for filing such Prospectus pursuant to Rule 424(b) under the 1933 Act so that it is reasonably expected that such Prospectus will be filed not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Preferred Shares and the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Preferred Shares and the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Preferred Shares and the Shares for offering and sale under the

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     securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish you with copies of the Prospectus as amended or supplemented relating to the Preferred Shares and the Shares in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus as amended or supplemented in connection with the offering or sale of the Preferred Shares and the Shares and if at such time any event shall have occurred as a result of which such Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to further amend or supplement the Prospectus as then amended or supplemented or to file under the 1934 Act any document incorporated by reference in the Prospectus in order to comply with the 1933 Act or the 1934 Act, to notify you and to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
     Section 10(a)(3) of the 1933 Act;

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the 1933 Act) an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date seven days after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than pursuant to employee stock option plans, on the conversion of convertible securities outstanding on the date of this Agreement or in connection with any acquisition described in the Prospectus) which are substantially similar to the Preferred Shares and the Shares, without your prior written consent;

          (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income and


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     stockholders' equity and, as required, statements of cash flow or statement of changes in financial condition of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; and

          (g) During a period of five years from the date of this Agreement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed.

          6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of processing and reproducing this Agreement, the Deposit Agreement, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Preferred Shares and the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) the cost of preparing stock certificates and Receipts; (v) the cost and charges of any transfer agent, registrar and Depositary; and (vi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented relating to the Preferred Shares and the Shares shall have been filed with the Commission pursuant to Rule 424(b) under the 1933 Act within the applicable time period prescribed for such filing by the rules and regulations under the 1933 Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or

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     threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) McDermott, Will & Emery, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Preferred Shares and the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented relating to the Preferred Shares and the Shares and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Counsel for the Company shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

               (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction;

               (iv) Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (other than certain preferred shares issued by Household Finance Corporation and certain other subsidiaries of the Company) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (v) This Agreement has been duly authorized, executed and delivered by the Company;

               (vi) The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law;

               (vii) The Preferred Shares have been duly authorized, executed and delivered and have been validly issued and are fully paid and non-assessable and no holder thereof will be subject to personal liability by reason of being such a holder; the Preferred Shares will not be subject to the preemptive rights of any stockholder of the Company and all corporate action required to be taken for the authorization, issue and sale of the Preferred Shares and the Shares has been validly and sufficiently taken; and, assuming the due execution by the Depositary of the Deposit Agreement and the Receipts in accordance with the terms of the Deposit Agreement (the Company having deposited the Preferred Shares with the Depositary pursuant to the Deposit Agreement), the Shares represent legal and valid interests in the Preferred Shares; the Preferred Shares and the Shares conform as to legal matters with the description thereof in the Prospectus, as amended or supplemented, and any further amendment or supplement thereto;

               (viii) To the best of such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (ix) The issue and sale of the Preferred Shares and the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries considered as one enterprise), nor will such action result in any violation of the provisions of the Certificate of Incorporation of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

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               (x) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Preferred Shares and the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the 1933 Act of the Preferred Shares and the Shares, and such consents, approvals, authorizations, registrations or qualifications which may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

               (xi) The documents incorporated by reference in the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder; and he has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained in the case of a registration statement which became effective under the 1933 Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the 1934 Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (xii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder; they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express not opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required; and

          (d) At the Time of Delivery, Arthur Andersen LLP or other independent certified public accountants acceptable to the Underwriters shall have furnished to you a letter or letters, dated the date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

          (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the respective dates of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its subsidiaries considered as one enterprise, otherwise than as set forth as contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

          (f) On or after the date hereof no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act;

          (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York or Illinois declared by either Federal or state authorities; or (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or any other calamity or crisis, if the effect of any such event specified in this Clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended and supplemented; and

          (h) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such matters as you may reasonably request.

          8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by an Underwriter expressly for use therein.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Underwriters on the other, from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus as amended or supplemented relating to the Preferred Shares and the Shares. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions to each person, if any, who controls any Underwriter within the meaning of the 1933 Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the 1933 Act.

               9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that is has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus as amended or supplemented which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

          11. If this Agreement shall be terminated pursuant to Section 9 hereof or if the Shares to be delivered at the Time of Delivery are not purchased by the Underwriters because a condition precedent specified in Section 7(g) is not satisfied, the Company shall not then be under liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Section 6 and Section 8 hereof.

          12. In all dealings hereunder, the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement made or given by Salomon Smith Barney Inc. or UBS Warburg LLC on behalf of the Underwriters.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you in care of Salomon Smith Barney Inc. at 390 Greenwich Street, 4th Floor, New York, N.Y. 10013, Attention: Craig Stine, and UBS Warburg LLC at 677 Washington Blvd., Stamford, CT 06901, Attention:
Corporate Syndicate (fax: (203) 719-0495); and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us nine counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company.

                                       Very truly yours,
                                       Household International, Inc.


                                       By:   /s/ J.W. Blenke
                                          --------------------------------------
                                             Name:  J.W. Blenke
                                             Title:  Vice President-Corporate
                                                     Law and Assistant Secretary


Accepted as of the date hereof:

Salomon Smith Barney Inc.
UBS Warburg LLC
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Merrill Lynch, Pierce, Fenner
   & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
   As Representatives of the Underwriters

   By:  Salomon Smith Barney Inc.


   By:  /s/ Craig Stine
      ---------------------------------------
         Name:Craig Stine
         Title:  Managing Director










(Underwriting Agreement - Household International, Inc. - 3/18/02)

                                                                         Annex I

          Pursuant to Section 7(d) of the Underwriting Agreement, Arthur Andersen LLP shall furnish a letter or letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act, as applicable, and the related published rules and regulations thereunder;

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and such information for the five most recent fiscal years included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to be believe that:

               (A) the unaudited condensed consolidated statement of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, if any, do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applied to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of the most recent date for which unaudited consolidated financial statements of the Company are available, there have been any changes in the consolidated long-term debt of the Company and its subsidiaries or any changes in consolidated stockholders' equity, or total assets or other items specified by the Underwriters, or any changes in any other items specified by the Underwriters in each case as compared with amounts shown in the latest audited balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest audited financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any changes in consolidated net revenues, net income after provision for credit losses or the total or primary or fully diluted per share amounts of consolidated net income or other items specified by the Underwriters, or any changes in any other items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters or in documents incorporated by reference in the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                   SCHEDULE I

                                                                                     Number of
                                                                                     Shares to
Underwriter                                                                       be Purchased
-----------                                                                       ------------
Salomon Smith Barney Inc.............................................................1,895,000
UBS Warburg LLC .....................................................................1,895,000
A.G. Edwards & Sons, Inc.............................................................1,887,000
First Union Securities, Inc..........................................................1,887,000
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated.............................................................1,887,000
Morgan Stanley & Co. Incorporated....................................................1,887,000
Prudential Securities Incorporated...................................................1,887,000
Advest, Inc............................................................................120,000
Banc of America Securities LLC ........................................................120,000
CIBC World Markets Corp. ..............................................................120,000
RBC Dain Rauscher Inc..................................................................120,000
Deutsche Banc Alex. Brown Inc..........................................................120,000
Fahnestock & Co., Inc..................................................................120,000
Quick & Reilly Inc.....................................................................120,000
Goldman Sachs & Co.....................................................................120,000
H & R Block Financial Advisors, Inc....................................................120,000
HSBC Securities (USA) Inc..............................................................120,000
McDonald Investments Inc...............................................................120,000
Morgan Keegan & Co., Inc...............................................................120,000
Raymond James & Associates, Inc........................................................120,000
Suntrust Capital Markets, Inc..........................................................120,000
TD Waterhouse Investor Services, Inc. .................................................120,000
U.S. Bancorp Piper Jaffray Inc.........................................................120,000
Wells Fargo Securities, LLC ...........................................................120,000
Robert W. Baird & Co. Incorporated......................................................35,000
BB&T Capital Markets, a division of Scot & Stringfell, Inc..............................35,000
Bear, Stearns & Co., Inc................................................................35,000
William Blair & Company, L.L.C. ........................................................35,000
Credit Suisse First Boston Corporation..................................................35,000
Crowell, Weedon & Co....................................................................35,000
D.A. Davidson & Co......................................................................35,000
Davenport & Company LLC.................................................................35,000
Fidelity Capital Markets, a division of National Financial Services LLC.................35,000
Fifth Third Securities, Inc.............................................................35,000
Gruntal & Co., L.L.C....................................................................35,000
Janney Montgomery Scott LLC.............................................................35,000
J.J.B. Hilliard, W.L. Lyons, Inc. ......................................................35,000

C.L. King & Associates, Inc.............................................................35,000
Legg Mason Wood Walker, Incorporated....................................................35,000
Mesirow Financial, Inc..................................................................35,000
Muriel Sierbert & Co., Inc..............................................................35,000
Parker/Hunter Incorporated..............................................................35,000
Stifel, Nicolaus & Company Incorporated.................................................35,000
The Williams Capital Group, L.P.........................................................35,000
Utendahl Capital Partners, LP...........................................................35,000



Total...............................................................................16,000,000
                                                                                    ==========





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